                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
     12

                                SOLOPOINT, INC.
                (Name of Registrant as Specified In Its Charter)

                ----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:
   --------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:
   --------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   --------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:
   --------------------------------------------------------------------------

  5) Total fee paid:
   --------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
   --------------------------------------------------------------------------

  2) Form, Schedule or Registration Statement No.:
   --------------------------------------------------------------------------

  3) Filing Party:
   --------------------------------------------------------------------------

  4) Date Filed:
   --------------------------------------------------------------------------

                                SOLOPOINT, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held on June 1, 1999

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of SoloPoint, Inc., a California corporation (the "Company"), will be held on Tuesday, June 1, 1999 at 2:00 p.m., local time, at the Company's offices located at 130-B Knowles Drive, Los Gatos, California 95032 for the following purposes:

  1. To elect four directors for a term of one year to expire at the Company's Annual Meeting of Shareholders in 2000;

  2. To increase the number of shares of Common Stock reserved for issuance under the Company's 1993 Incentive Stock Plan from 349,250 to 949,250 shares;

  3. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  These items of business are more fully described in the Proxy Statement accompanying this notice.

  Only shareholders of record at the close of business on April 15, 1999 are entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                                          By order of the Board of Directors
                                          Michael J. O'Donnell
                                          Secretary

Los Gatos, California
April 30, 1999


 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                SOLOPOINT, INC.

                           PROXY STATEMENT FOR 1999
                        ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed Proxy is solicited on behalf of Board of Directors of SoloPoint, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 1, 1999, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 130-B Knowles Dr., Los Gatos, California 95032. The Company's telephone number at that address is (408) 364-8850.

  These proxy solicitation materials will be mailed on or about May 10, 1999 to all shareholders entitled to vote at the Annual Meeting. The matters being submitted for shareholder approval at the Annual Meeting were unanimously approved by the directors present at the Company's Board of Directors meeting at which such matters were considered. A copy of the Company's Form 10-KSB filed with Securities and Exchange Commission on March 31, 1999 will be furnished by the Company to any shareholder upon written request to the Company. Request should be addressed to Ronald J. Tchorzewski 130 B Knowles Drive, Los Gatos, California 95032.

Record Date; Outstanding Shares

  Shareholders of record at the close of business on April 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 2,076,455 shares of Common Stock were issued and outstanding held of record by approximately 100 shareholders.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

  Except as provided below with respect to cumulative voting, each share of Common Stock is entitled to one vote with respect to the matters set forth herein. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate such shareholder's votes.

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's officers, directors and regular employees, without compensation, personally or by telephone or telecopy.

Deadline for Receipt of Shareholder Proposals

  Proposals which are intended to be presented by shareholders at the Company's next annual meeting of shareholders, which is proposed to be held in June 2000, must be received by the Company no later than January 1, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors is currently set at five. At the Annual Meeting, four nominees are to be elected. Director Charles Bass has chosen not to stand for re-election. Following the Annual Meeting, there will be one vacancy on the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If a nomination is made to elect an individual to the vacant position on the Board of Directors, the proxy holders will propose a nominee to fill such position and vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the Company's nominees as possible.

  The nominees, and certain information about them as of December 31, 1998, are set forth below.

                                                                        Director
       Name of Nominee       Age           Company Positions             Since
       ---------------       ---           -----------------            --------
   Arthur G. Chang.........   40 President and Chief Executive Officer    1998
                                  and Director
   Edward M. Esber, Jr.(1).   46 Director, Chairman of the Board          1995
   Patrick Grady...........   31 Director                                 1996
   Murali Narayanan(2).....   46 Director                                 1998

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

  Arthur G. Chang has served as a Director of the Company since July 1998. Mr. Chang joined the Company as Chief Operating Officer and Vice President of Research and Development in February 1996. Effective February 1998, Mr. Chang serves as the Company's President and Chief Executive Officer. From November 1993 to April 1995, Mr. Chang was Chairman, President, Chief Executive Officer and Director of CommVision Corporation, a wide area remote access company. From February 1988 to April 1993, Mr. Chang was co-founder and Senior Vice President of Product Development and Product Marketing for Parallan Computer, Inc. (now Meridian Data, Inc.), a company that made fault-tolerant superservers for PC networks. Mr. Chang holds a bachelors degree in electrical engineering from Northwestern University and a master's degree in electrical and computer science from the University of California at Berkeley.

  Edward M. Esber, Jr. became the Chairman of the Board of the Company in February 1998. Mr. Esber served as the Company's President, Chief Executive Officer, and Director from October 1995 until February 1998 and served as the Company's Chief Financial Officer from May 1996 until July 1997. From May 1994 to June 1995, Mr. Esber was Chairman, Chief Executive Officer and President of Creative Insights, Inc., a computer toys company. From May 1993 to June 1994, Mr. Esber was President and Chief Operating Officer of Creative Labs, Inc., the US subsidiary of Creative Technology Ltd. From 1985 to 1990, Mr. Esber was Chairman, President, Chief Executive Officer and Director of Ashton-Tate, a database software company and maker of dBase. Mr. Esber as served as a director of Quantum Corp. since 1988, Borealis Technology Corporation since 1996 and Integrated Circuit Systems Technology since 1997. Mr. Esber holds a bachelor's degree in computer engineering from Case Western Reserve University, a master's degree in electrical engineering from Syracuse University and a M.B.A. in general management from Harvard Business School.

  Patrick Grady has served as a Director of the Company since July 1996. Since March 1998, Mr. Grady has served as the Chief Executive Officer and Chairman of the Board of Directors of Portivity, Inc. (fka Borealis Technology Corp.) From June 1993 to February 1998, Mr. Grady was a Managing Director, Venture Capital for H.J. Meyers & Co., Inc., an investment bank. From June 1993 to March 1996 Mr. Grady was Senior Vice President of Corporate Finance at H.J. Meyers & Co., Inc. From March 1991 to May 1993, Mr. Grady was Vice President of Corporate Finance at Josephthal Lyon & Ross, an investment bank. Mr. Grady also currently serves as a Director of Deltapoint, Inc., and Borealis Technology Corp. Mr. Grady attended Pace University in New York. Mr. Grady was nominated by the underwriter of the Company's secondary public offering completed on January 9, 1998 to serve on the Board of Directors.

  Murali Narayanan has served as a Director of the Company since September 1998. Mr. Narayanan has served as Vice President, Program Management/Market Readiness/Advanced Application for SkyTel Corp since August 1995. From March 1994 to July 1995 Mr. Narayanan was Director, Business Development for the Wireless Services Messenging Division of AT&T. From December 1976 to March 1994, Mr. Narayanan held various technical and management positions at AT&T and AT&T Bell Laboratories. Mr. Narayanan holds a bachelor's degree in physics from the University of Madras in India, a bachelor's degree in electrical communication engineering from the Indian Institute of Science in Bangalore, India, a master's degree in Computer, Information Control Engineering from the University of Michigan and a Master of Management from the Kellogg Graduate School of Business.

Board Meetings and Committees

  The Board of Directors held four meetings and took action by written consent five times during fiscal 1998. Director Patrick Grady attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held which such person was a director and (ii) the total number of meetings held by all committees on which such director served while a member of the Board of Directors. No other incumbent director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held which such person was a director and (ii) the total number of meetings held by all committees on which such director served while a member of the Board of Directors.

  The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee. The Board of Directors has no nominating committee or any other committee performing a similar function.

  Since September 1998, the Compensation Committee has consisted of directors Charlie Bass and Edward M. Esber, Jr. Previously, directors Charlie Bass and Giuliano Raviola served on the Compensation Committee, which establishes salaries and incentive compensation for employees of the Company other than executive officers, and makes recommendations to the Board of Directors with regard to salaries and incentive compensation for executive officers of the Company. The Compensation Committee held one meeting during fiscal 1998. Messrs. Bass and Raviola each attended the committee meeting. Mr. Raviola's service as a Director of the Company ended at the Company's 1998 Annual Meeting of Shareholders. Mr. Bass' service as a Director of the Company will end at the 1999 Annual Meeting.

  Since September 1998, the Audit Committee has consisted of directors Charlie Bass and Murali Narayanan. Previously, directors Charles Ross and Patrick Grady served on the Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held four meetings during fiscal 1998. Messrs. Ross and Grady each attended the first three committee meetings and Messrs. Bass and Narayanan each attended the fourth committee meeting. Mr. Ross' service as a Director of the Company ended at the 1998 Annual Meeting of Shareholders.

Compensation of Directors

  The Company's directors do not currently receive any cash compensation for service on the Board of Directors, but directors may be reimbursed for reasonable expenses incurred in connection with attendance at Board committee meetings.

  Directors of the Company have in the past received a grant of an option to purchase 12,000 shares of Common Stock of the Company each year on the day immediately following the Company's annual shareholders' meeting. No such grants were made in Fiscal 1998. Mr. Narayanan received a grant of an option to purchase 6,000 shares of Common Stock in October 1998.

Required Vote

  The four nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                   VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                PROPOSAL NO. 2

                    AMENDMENT OF 1993 INCENTIVE STOCK PLAN

General

  The Company's 1993 Incentive Stock Plan (the "Incentive Plan"), was originally adopted by the Board of Directors and approved by the shareholders in March 1993. The Incentive Plan provides for grants of incentive stock options, nonstatutory stock options, and stock purchase rights to employees (including employees who are officers) of the Company and its subsidiaries. The Incentive Plan also provides for grants of nonstatutory stock options and stock purchase rights to consultants. There are currently 349,250 shares of Common Stock reserved for issuance under the Incentive Plan. As of March 31, 1999, options to purchase 271,500 shares were outstanding under the Incentive Plan and 47,195 shares remained available for future grant. The Incentive Plan may be administered by the Board of Directors or by a committee appointed by the Board. The Incentive Plan is currently administered by the Board of Directors.

  The shareholders are now being requested to consider and approve an amendment to the Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 to a new total of 949,250 shares.

Summary of the Incentive Plan

  The essential features of the Incentive Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified by reference to, all provisions of the Incentive Plan, a copy of which is available from the Company upon request.

  General. The purpose of the Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Incentive Plan. Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

  Administration. The Incentive Plan may generally be administered by the Board or a committee appointed by the Board. The administrators of the Incentive Plan are referred to herein as the "Administrator."

  Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the Incentive Plan to employees, consultants and directors of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, consultants and directors to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Incentive Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 75,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 75,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a nonstatutory stock option shall be determined by the Administrator. The fair market value of the Common Stock is generally determined with reference to the mean of the bid and asked prices of the Common Stock for the date of grant as reported by the Wall Street Journal or the Nasdaq National Market System.

    (b) Exercise of Option; Form of Consideration. The Administrator specifies in the option agreement when options become exercisable. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Incentive Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, any combination thereof, reduction of any liability to optionee, or any other legal form of consideration.

    (c) Term of Option. The term of option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Incentive Plan expire on the earlier of (i) the date set forth in his or her notice of grant (which date in the case of an incentive stock option may not be more than three
  (3) months after the date of such termination, and in the case of a nonstatutory stock option, may not be more than six (6) months after the date of such termination), or (ii) the expiration date of such option. To the extent the option is exercisable at the time of the optionee's termination, the optionee may exercise all or part of his or her option at any time before it terminates.

    (e) Disability. If an optionee's employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the Incentive Plan expire (i) 6 months from the date of such termination (or such longer period of time not exceeding 12 months as determined by the Administrator), but only to the extent that the optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the option as set forth in the notice of grant). The optionee (or the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

    (f) Death. In the event of an optionee's death: (i) during the optionee's employment or consulting relationship with the Company where the optionee has been in continuous status as an employee or consultant of the Company since the date of the grant of the option, the option may be exercised, at any time within 6 months of the date of death (but no later than the expiration date of such option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee's right to exercise the option would have accrued if he or she had remained an employee or consultant of the Company 6 months after the date of death; or (ii) within 30 days (or such other period of time not exceeding 3 months as determined by the Administrator) after the optionee's employment or consulting relationship with the Company terminates, the option may be exercised at anytime within 6 months (or such other period of time as determined by the Administrator) following the date of death (but in no event later than the expiration date of the option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent of the optionee's right to exercise the option at the date of termination.

    (g) Nontransferability of Options: Options granted under the Incentive Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

    (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Administrator.

  Stock Purchase Rights. A stock purchase right gives the purchaser a period of no longer than 6 months from the date of grant to purchase Common Stock. The purchase price of Common Stock purchased pursuant to a stock purchase right is determined in the same manner as for nonstatutory stock options. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Incentive Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Incentive Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may allow the optionees to exercise their options as to all the stock covered by such options fifteen (15) days prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right may be substituted by the successor corporation. If the successor corporation refuses to assume an option or stock purchase rights, or to substitute substantially equivalent options or rights, then the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the stock subject to such option or stock purchase right, including shares as to which it would not otherwise be vested or exercisable.

  Amendment and Termination of the Incentive Plan. The Board may amend, alter, suspend or terminate the Incentive Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Incentive Plan to the extent necessary to comply with Section 162(m) of the Code and Section 422 of the Code, or any other applicable rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Incentive Plan without the consent of the optionee.

Federal Income Tax Consequences

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

  The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Required Vote

  The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Incentive Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE 1993 INCENTIVE STOCK PLAN.

                                PROPOSAL NO. 3

                        CONFIRMATION OF APPOINTMENT OF

                             INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company for the year ending December 31, 1999, and recommends that the shareholders confirm the selection. In the event of a negative vote, the Board will reconsider its selection.

  Ernst & Young LLP has audited the Company's financial statements since March 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Required Vote

  The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve the selection of Ernst & Young LLP as the independent auditors of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
               VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF
       ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING
                              DECEMBER 31, 1999.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of March 31, 1999 by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company other than the Chief Executive Officer whose total salary and bonus for fiscal year 1998 exceeded $100,000 (together, the "Named Officers") and (iv) all executive officers and directors as a group.

                                                                     Percent
    Five Percent Shareholders,                                     Beneficially
    Directors and Executive Officers(1)                    Number   Owned (2)
    -----------------------------------                    ------- ------------
Charlie Bass (3).......................................... 105,721      5.1%
  575 Middlefield Road
  Suite J
  Palo Alto, CA 94301

Edward M. Esber, Jr. (4)..................................  78,128      3.7%
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95032

Arthur G. Chang (5).......................................  55,145      2.6%
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95032

Donald Nanneman(6)........................................   9,869        *
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95032

Ronald J. Tchorzewski(7)..................................   7,369      *
  c/o SoloPoint, Inc.
  130-B Knowles Dr.
  Los Gatos, CA 95032

Patrick Grady(8)..........................................   1,438      *
  Portivity, Inc.
  9790 Gateway Blvd.
  Reno, NV 89511

Murali Narayanan(9).......................................   1,000      *
  SkyTel Corp.
  200 South Lamar Street, 7th Floor
  Jackson, MS 39201

All directors and officers as a group (7 persons)(10)..... 258,670     12.0%

--------
*  Less than 1%

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. All numbers in this table take into account the Company's 1998 one-for-four reverse stock split.

 (2) Applicable percent ownership is based on 2,076,455 shares of Common Stock outstanding as of March 31, 1999.

 (3) Includes 7,657 shares subject to warrants and 1,438 shares subject to options exercisable within 60 days from March 31, 1999. An aggregate 93,501 shares are held by Bass Associates and 3,125 shares are held by The Bass Trust, of which Dr. Bass is Trustee. Dr. Bass, a director of the Company, is the controlling General Partner of Bass Associates and may be deemed to share voting and investment power with respect to those shares. However, Dr. Bass disclaims beneficial ownership of shares owned by Bass Associates except to the extent of his pecuniary interest therein.

 (4) Includes 23,125 shares subject to options exercisable within 60 days of March 31, 1999. An additional 50,000 of Mr. Esber's shares are subject to repurchase options granted to the Company under two separate agreements. The first agreement grants the Company an option to repurchase 35,000 of Mr. Esber's shares within 90 days following the termination of Mr. Esber's employment with the Company. Under the agreement, one-fourth (8,750) of the shares were released from the repurchase option on November 26, 1996, and one-forty-eighth (approximately 729) of the shares were released from the repurchase option on October 26, 1996 and one-forty-eighth of the shares will be released on the twenty-sixth day of each month thereafter until all of the shares were released. As of April 30, 1999, approximately 31,354 of the shares originally subject to repurchase by the Company had been released from the repurchase option. In the event of a Change of Control of the Company (as defined in the agreement), an additional number of shares equal to one-half of the number of shares that have not been released from the Company's repurchase option as of the closing of such Change in Control shall become immediately exercisable on the consummation of such Change in Control. The second agreement grants the Company an option to repurchase the remaining 15,000 shares within 90 days following the termination of Mr. Esber's employment with the Company. Under the agreement, one-forty-eighth (313) of the shares were released on June 1, 1996, and an additional one-forty-eighth of the shares are to be released on the first day of each month thereafter until all of the shares have been released. The second agreement contains identical Change of Control provisions as the agreement governing the aforementioned 35,000 shares. As of April 1, 1999, approximately 10,937 of the shares originally subject to repurchase by the Company had been released from the repurchase option.

 (5) Includes 24,070 shares subject to options exercisable within 60 days from March 31, 1999. The remaining 28,750 of Mr. Chang's shares are subject to repurchase options granted to the Company under two separate agreements. The first agreement grants the Company an option to repurchase 18,750 of Mr. Chang's shares within 90 days following the termination of Mr. Chang's employment with the Company. Under the agreement, one-fourth (approximately 4,688) of the shares were released from the repurchase option on January 1, 1997. One-forty-eighth (approximately 599) of the shares were released from the repurchase option on February 1, 1997 and one-forty-eighth of the shares will be released on the first day of each month thereafter until all of the shares have been released. In the event of a Change of Control of the Company (as defined in the agreement), an additional number of shares equal to one-half of the number of shares that have not been released from the Company's repurchase option as of the closing of such Change in Control shall become immediately exercisable on the consummation of such Change in Control. The second agreement grants the Company an option to repurchase the remaining 10,000 shares within 90 days following the termination of Mr. Chang's employment with the Company. Under the agreement, one-forty-eighth (approximately
     208) of the shares were released on June 1, 1996, and an additional one-forty-eighth of the shares will be released on the first day of each month thereafter until all shares have been released. The second agreement contains identical Change of Control provisions as the agreement governing the aforementioned 18,750 shares.

 (6) Includes 9,869 shares subject to options exercisable within 60 days from March 31, 1999.

 (7) Includes 7,369 shares subject to options exercisable within 60 days from March 31, 1999.

 (8) Includes 1,438 shares subject to options exercisable within 60 days from March 31, 1999. Mr. Grady, a director of the Company, is H.J. Meyers & Co., Inc's. nominee to the Board of Directors pursuant to agreement with the Company. See "Certain Relationships and Related Transactions."

 (9) Includes 1,000 shares subject to options exercisable within 60 days from March 31, 1999.

(10) Includes 7,050 shares subject to warrants and 86,164 shares subject to options exercisable within 60 days from March 31, 1999.

                            EXECUTIVE COMPENSATION

Executive Officers

  The executive officers of the Company and certain information about them as of December 31, 1998 are listed below:

                  Name                Age             Company Positions
                  ----                ---             -----------------
   Edward M. Esber, Jr. (1)..........  46 Chairman of the Board of Directors
   Arthur G. Chang (2)...............  40 President and Chief Executive Officer
   Ronald J. Tchorzewski.............  48 Chief Financial Officer
   Donald Nanneman...................  44 Vice President of Marketing

--------
(1) Mr. Esber resigned as President and Chief Executive Officer effective February 4, 1998 and became Chairman of the Board of the Company as of such date.
(2) Mr. Chang resigned as Chief Operating Officer effective February 4, 1998 in order to assume the position of President and Chief Executive Officer of the Company.

  Messrs. Esber's and Chang's backgrounds are summarized under "Proposal No. 1-- Election of Directors" above.

  Ronald J. Tchorzewski joined the Company in October 1996 as Vice President of Finance as was elected Chief Financial Officer in July 1997. From July 1996 to October 1996, Mr. Tchorzewski was an independent consultant. From September 1993 to July 1996, Mr. Tchorzewski served as Chief Financial Officer of ULTRADATA Corporation. From July 1987 to September 1993, Mr. Tchorzewski held various positions with Cadence Design Systems, Inc., most recently as Vice President and Corporate Controller. Mr. Tchorzewski holds a bachelor's degree in accounting from Seton Hall University and a master's degree in finance from Seton Hall University.

  Donald Nanneman joined the Company in January 1997 as Vice President of Marketing. From March 1992 to December 1996, Mr. Nanneman was Group Marketing Manager of Octel Communications. Prior to joining Octel, Mr. Nanneman was Vice President of Sales and Marketing for MediaWorks, a workgroup software publisher. Prior to Media Works, Mr. Nanneman held marketing management positions with Apple Computer, Britton Lee and other technology companies.

Compensation Tables

  Summary Compensation Table. The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for fiscal year 1998 exceeded $100,000 (collectively the "Named Officers"). All stock numbers in the table reflect the Company's 1998 one-for-four reverse stock split.

                                                         Long-Term
                                     Annual             Compensation
                                  Compensation          ------------
                                --------------------     Securities
   Name of Principal     Fiscal                          Underlying      All Other
        Position          Year   Salary       Bonus       Options#    Compensation(2)
   -----------------     ------ --------     -------    ------------  ---------------
Edward M. Esber, Jr.,...  1996  $180,000     $45,000(1)        --         $4,496
 Chairman of the Board    1997   180,000      72,000(1)    18,750(3)       5,299
                          1998    68,288(13)      --       41,250(4)       7,014

Arthur G. Chang,........  1996   104,583          --           --          4,197
 President and            1997   156,000      18,000(5)    18,750(6)       4,764
 Chief Executive Officer  1998   166,000          --       65,125(7)       6,225

Ronald J. Tchorzewski...  1996    27,083          --        6,250(9)          --
 Chief Financial          1997   130,000          --       21,875(10)      5,254
 Officer(8)
                          1998   130,000          --           --          6,225

Donald Nanneman.........  1997   130,000          --       22,500(12)      5,299
 Vice President of        1998   140,000          --           --          4,092
 Marketing(11)

--------
 (1) Represents bonus earned by the Named Officer based upon his performance in the year noted but credited in the subsequent year against the Named Officer's indebtedness to the Company. See "Certain Relationships and Related Transactions."

 (2) Consists of life and health insurance premiums paid by the Company.

 (3) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 18,750 shares of Common Stock at a price of $3.50 per share was granted to Mr. Esber in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1998, such option was vested with respect to 7,031 shares of Common Stock.

 (4) Pursuant to the Company's 1993 Incentive Stock Plan, options were granted to Mr. Esber as follows: (a) 11,250 shares at a price of $3.50 per share on January 5, 1998, vesting on a monthly basis over a four-year period commencing June 1, 1997; and (b) 30,000 shares at a price of $1.25 per share on June 16, 1998, vesting on a monthly basis over a four-year period commencing on March 1, 1998. As of December 31, 1998 such options were vested with as to (a) 4,219 shares and (b) 5,625 shares, respectively.

 (5) Represents bonus earned by the Named Officer based upon his performance in the year noted but paid in the subsequent year.

 (6) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 18,750 shares of Common Stock at a price of $3.50 per share was granted to Mr. Chang in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1998, such option was vested with respect to 7,031 shares of Common Stock.

 (7) Pursuant to the Company's 1993 Incentive Stock Plan, options were granted to Mr. Chang as follows: (a) 1,375 shares at a price of $3.50 per share on January 5, 1998, vesting on a monthly basis over a four-year period commencing June 1, 1997; (b) 38,750 shares at a price of $1.25 per share on June 16, 1998, vesting on a monthly basis over a four-year period commencing on March 1, 1998; and (c) 25,000 shares at a price of $0.2188 per share on October 22, 1998, vesting over a four-year period commencing October 22, 1998. As of December 31, 1998 such options were vested with as to (a) 516 shares, (b) 7,266 shares and (c) 521 shares, respectively.

 (8) Mr. Tchorzewski joined the Company in October 1996.

 (9) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 6,250 shares of Common Stock at a price of $12.00 per share was granted to Mr. Tchorzewski in October 1996. Such option was canceled and regranted at a price of $9.50 in January 1997 and was again canceled and regranted at a price of $3.50 on December 31, 1997, pursuant to the Company's stock option exchange program under the Company's 1993 Incentive Stock Plan (see description below). Such option vests on a monthly basis over a four-year period commencing January 29, 1997. As of December 31, 1998, such option was vested with respect to 3,125 shares of Common Stock.

(10) Consists of options to purchase 5,625 shares of Common Stock as original grants pursuant to the Company's 1993 Incentive Stock Plan and options to purchase 16,250 shares of Common Stock as regrants of canceled stock options pursuant to the Company's stock option exchange program. An option to purchase 1,875 shares of Common Stock was originally granted to Mr. Tchorzewski at a price of $8.50 per share in July 1997 and was subsequently canceled and regranted at a price of $3.50 per share in December 1997. Such option vests at the rate of 1/4th of the shares on the first anniversary of the original grant date and vests on a monthly basis over the subsequent three years. An option to purchase 5,625 shares of Common Stock was granted to Mr. Tchorzewski at a price of $3.50 per share in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1998, both such options were vested with respect to an aggregate 2,812 shares of Common Stock.

(11) Mr. Nanneman joined the Company in January 1997.

(12) Consists of options to purchase 13,750 shares of Common Stock as original grants pursuant to the Company's 1993 Incentive Stock Plan and options to purchase 8,750 shares of Common Stock as regrants of canceled stock options pursuant to the Company's stock option exchange program. An option to purchase 8,750 shares of Common Stock was originally granted to Mr. Nanneman at a price of $7.00 per share in January 1997 and was subsequently canceled and regranted at a price of $3.50 per share in December 1997. Such option vests at the rate of 1/4th of the shares on the first anniversary of the original grant date and vests on a monthly basis over the subsequent three years. An option to purchase 5,000 shares of Common Stock was granted to Mr. Nanneman at a price of $3.50 per share in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1998, both such options were vested with respect to an aggregate 6,250 shares of Common Stock.

(13) In connection with Mr. Esber's transition from President and Chief Executive Officer to Chairman of the Board, Mr. Esber received half of his monthly salary from March 1998 through July 1998, and received no salary after July 1998.

  Employment Contracts. In October 1995, the Company entered into an employment agreement with Edward M. Esber, Jr., former President and Chief Executive Officer and current Chairman of the Board of the Company. Pursuant to such agreement, Mr. Esber received a base salary at an annual rate of $180,000 for fiscal 1998. In connection with Mr. Esber's transition from President and Chief Executive Officer to Chairman of the Board, Mr. Esber has received half of his monthly salary from March 1998 through July 1998, and received no salary after July 1998. Mr. Esber's bonus for 1997 was credited in 1998 against Mr. Esber's indebtedness to the Company. See "Certain Relationships and Related Transactions."

  In February 1996, the Company entered into an employment agreement with Arthur G. Chang, the former Chief Operating Officer and current President and Chief Executive Officer of the Company. Pursuant to such agreement, Mr. Chang received an annual salary of $85,000. Mr. Chang's annual salary was increased
(i) to $132,000, (ii) to $156,000 for 1997 and (iii) to $168,000 for 1998. See
"Certain Relationships and Related Transactions."

  In October 1996, the Company entered into an employment agreement with Ronald J. Tchorzewski, the Chief Financial Officer of the Company. Pursuant to such agreement, Mr. Tchorzewski receives an annual salary of $130,000.

  In January 1997, the Company entered into an employment agreement with Donald Nanneman, the Vice President of Marketing of the Company. Pursuant to such agreement, Mr. Nanneman originally received an annual salary of $130,000. Mr. Nanneman's salary has since been increased to $142,000.

  The Company currently has no other compensatory plan or arrangement with any of the Named Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.

Stock Option Information

  Option Grants in Last Fiscal Year. The following table sets forth certain information concerning grants of stock options to each of the Named Officers during the fiscal year ended December 31, 1998.

                       Option Grants in Last Fiscal Year

                                                % of Total
                                    Number of    Options
                                    Securities  Granted to
                                    Underlying  Employees  Exercise
                                     Options    in Fiscal    Price   Expiration
               Name                 Granted(1)     Year    Per Share    Date
               ----                 ----------  ---------- --------- -----------
Edward M. Esber, Jr.,..............   41,250(2)    26.1%      $1.25       1/5/08
 President, Chief Executive                                to $3.50   to 6/16/08
 Officer and Director
Arthur G. Chang,...................   65,125(3)    41.2%    $0.2188       1/5/08
 Chief Operating Officer                                   to $3.50  to 10/22/08
Donald Nanneman....................    7,000(4)     4.4%      $1.25      6/16/08
 Vice President of Marketing

--------
(1) The options referenced in the foregoing table are intended to be incentive stock options to the extent permitted by applicable law. The Company's 1993 Amended Incentive Stock Plan (the "Incentive Plan") also provides for the grant of non-qualified stock options. Incentive stock options may be granted under the Incentive Plan at an exercise price no less than fair market value on the date of grant. For so long as the Company's Common Stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for the Common Stock. Non-qualified options may be granted at an exercise price of no less than 85% of fair market value on the date of grant. Options generally become exercisable as to 25% of the shares subject to the option one year after the date of grant, and as to the remainder in equal monthly installments over the succeeding 36 months. Options generally terminate on the earlier of thirty days after termination of the optionee's employment by or services to the Company, or ten years after grant.

(2) An option to purchase 11,250 shares of Common Stock was granted to Mr. Esber at a price of $3.50 per share in January 1998. Such option vests on a monthly basis over a four-year period commencing June 1, 1997. An option to purchase 6,250 shares of Common Stock was granted to Mr. Esber at a price of $1.25 per share in June 1998. Such option vests on a monthly basis over a four-year period commencing March 1, 1998. As of December 31, 1998, both such options were vested with respect to an aggregate 9,844 shares of Common Stock.

(3) An option to purchase 1,375 shares of Common Stock was granted to Mr. Chang at a price of $3.50 per share in January 1998. Such option vests on a monthly basis over a four-year period commencing June 1, 1997. An option to purchase 38,750 shares of Common Stock was granted to Mr. Chang at a price of $1.25 per share in June 1998. Such option vests on a monthly basis over a four-year period commencing March 1, 1998. An option to purchase 25,000 shares of Common Stock was granted to Mr. Chang in October 1998. Such option vests on a monthly basis over a four-year period commencing October 22, 1998. As of December 31, 1998,all such options were vested with respect to an aggregate 8,303 shares of Common Stock.

(4) Mr. Nanneman's option was granted in June 1998. Such option vests on a monthly basis over a four-year period commencing March 1, 1998. As of December 31, 1998, such option was vested with respect to 1,312 shares of Common Stock.

  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End
Values. The following table sets forth certain information concerning the number of options exercised by the Named Officers during the fiscal year ended December 31, 1998, and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers as of December 31, 1998. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of December 31, 1998 ($3.50 per share).

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                                                Number of Securities
                                               Underlying Unexercised     Value of Unexercised
                                                     Options at           In-the-Money Options
                           Shares                 December 31, 1998       at December 31, 1998
                          Acquired    Value   ------------------------- -------------------------
          Name           on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------- ----------- ------------- ----------- -------------
Edward M. Esber, Jr. ...       0       $ 0      16,875       43,125       $36,914     $ 94,336
Arthur G. Chang.........       0         0      15,334       68,541        17,034      122,419
Ronald J. Tchorzewski...       0         0       5,937        7,813             0            0
Donald Nanneman.........       0         0       7,563       13,187         2,872       12,440

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In February 1996, Arthur G. Chang, the then Chief Operating Officer of the Company, and the Company, entered into a Restricted Stock Purchase Agreement pursuant to which Mr. Chang bought 18,750 shares of the Company's Common Stock, at a price of $2.00 per share, pursuant to the Incentive Plan. These shares are subject to repurchase by the Company, at the original $2.00 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $37,500 to Mr. Chang pursuant to a promissory note secured by the 18,750 shares of restricted Common Stock purchased by Mr. Chang. In addition, Mr. Chang serves pursuant to an employment arrangement at a current annual salary of $168,000. In December 1998 the Company and Mr. Chang amended the due date for the borrowed funds to December 31, 2000.

  In April 1996, the Board of Directors approved the sale of 10,000 shares of the Company's Common Stock at a price of $2.00 per share to Mr. Chang pursuant to a Restricted Stock Purchase Agreement. In May 1996, Mr. Chang executed the Restricted Stock Purchase Agreement pursuant to which the shares are subject to repurchase by the Company, at the original $2.00 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $20,000 to Mr. Chang pursuant to a promissory note secured by the 10,000 shares of restricted Common Stock purchased by Mr. Chang. In December 1998 the Company and Mr. Chang amended the due date for the borrowed funds to December 31, 2000.


  Unless otherwise indicated, transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will continue to seek the most favorable terms available from both affiliates and nonaffiliates.

                    RECENT SALES OF UNREGISTERED SECURITIES

  In February 1996, a total of 160,714 shares of Series A-7 Preferred Stock were issued to accredited investors at a price of $20.00 per share for a total value of $3,214,275. Consideration for the shares consisted of cash ($1,200,500), cancellation of convertible promissory notes ($1,463,770), and exchange of shares of Series A-6 Preferred Stock. In connection with the financing, the Company also issued warrants exercisable for a total of 610,675 shares of Series A-7 Preferred Stock. The Company relied upon Section 4(2) as the exemption from the registration requirements of the Securities Act of 1933, as amended. No underwriters were used and no commission was paid. The foregoing share numbers have been adjusted to reflect the Company's 1998 one-for-four reverse stock split. See "Certain Relationships and Related Transactions."

  In June 1996, pursuant to a bridge loan financing, the Company issued convertible promissory notes totaling $1,500,000 to Ameritech and 4C Ventures which automatically converted into shares of Common Stock upon the Company's IPO. The Company also issued warrants exercisable for a total of 7,500 shares of common stock at $20.00 per share. The Company relied upon Section 4(2) as the exemption from the registration requirements of the Securities Act of 1933, as amended. No underwriters were issued and no commission was paid. The foregoing share numbers have been adjusted to reflect the Company's 1998 one-for-four reverse stock split. See "Certain Relationships and Related Transactions."

                               LEGAL PROCEEDINGS

  The Company is not a party to any legal proceeding.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

          This Proxy is solicited on behalf of the Board of Directors

                                SOLOPOINT, INC.
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 1999

     The undersigned shareholder of SOLOPOINT, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 1999 and hereby appoints Arthur G. Chang, and Ronald J. Tchorzewski, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of SOLOPOINT, INC. to be held on June 1, 1999 at 2:00 p.m. local time, at 130-B Knowles, Los Gatos, California 95032 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1993 INCENTIVE STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(CONTINUED ON THE OTHER SIDE -- IMPORTANT TO MARK, DATE AND SIGN ON THE OTHER SIDE.)

     1.   ELECTION OF DIRECTORS:

          Nominees: Arthur G. Chang, Edward M. Esber, Jr., Patrick Grady and
                    Murali Narayanan.
           __                                    __
          |__|   FOR all nominees listed above  |__| WITHHOLD for all nominees
                 (except as indicated below)         listed above

           __
          |__|   WITHHOLD authority to vote for the following:__________________

     2. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S 1993 INCENTIVE STOCK PLAN (THE "INCENTIVE PLAN") TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE INCENTIVE PLAN FROM 349,250 TO 949,250 SHARES:

           __                   __                       __
          |__| FOR             |__| AGAINST             |__| ABSTAIN

     3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL PERIOD ENDING DECEMBER 31, 1999:

           __                   __                       __
          |__| FOR             |__| AGAINST             |__| ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.



     Dated: __________________, 1999       _____________________________________
                                           Signature of Shareholder

                                           _____________________________________
                                           (please print name)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)